UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM 8-K

____________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 28, 2013

Commission File #: 000-53723

____________________

IMMUNOVATIVE, INC.
____________________

(Exact name of registrant as specified in its charter)
Florida
(State or other jurisdiction of incorporation)

65-1102237
(IRS Employer Identification Number)

39 Old Ridgebury Road
Danbury, Connecticut 06180
  (Address of principal US executive offices)

 Tel: (917) 796-9926
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 5.02 – DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On March 28, 2013, Dawn Gibbons was appointed as a new member of the Board of Directors (the “Board”) of the Immunovative, Inc. (the “Company”).

Ms. Gibbons is an entrepreneur having owned and operated several very successful businesses in downtown Reno, Nevada.  In addition to her businesses, Ms. Gibbons has served on many prominent boards including the Desert Research Institute, Reno Tahoe Airport Authority, Washoe County Visitors and Convention Authority and Sierra Bank of Nevada.
Ms. Gibbons served for six years in the Nevada Legislature as an assemblywoman and served for one term as the First Lady of Nevada.  The Nevada Police Protection Association named her Assemblywoman of the Year in 2003.  She recently completed terms as Chairwoman of the American Heart Association and the Circle of Red.  She is a founder and Chair of the Nevada Organ and Tissue Donor Program at the University of Nevada Medical School and devotes herself to Children’s Advocacy Alliance and the Grant a Gift Autism Foundation among her other charitable and community focused activities and interests.

Ms. Gibbons is a graduate of the University of Nevada Reno.  She was named Business and Professional Woman of the Year, Who’s Who in Business, Who’s Who in Politics, the Attorney General’s Role Model of the Year, Nevada Women’s Lobby Hall of Fame, Las Vegas Women to Watch (VEGAS INC. Magazine) and Distinguished Women and Men in Nevada (Distinguished Publishing).  She has hosted her own talk radio show with Fox News 1270.  Ms. Gibbons is currently Director of Community and Public Relations with KSNV TV NEWS 3, KRNV TV NEWS 4, and KENV TV NEWS 10 all of which comprise Intermountain West Broadcasting.  She is responsible for government relations, lobbying, advocacy strategies, community outreach and media relations.  She and station owner, Jim Rogers, do a twice weekly news segment called “Dawn and Jim” which is a discussion about political issues of the day.

Family Relationships

There are no family relationships between any of the Company’s directors or officers and Ms. Gibbons.

Related Party Transactions

There are no related party transactions reportable under Item 5.02 of Form 8-K and Item 404(a) of Regulation S-K.

Compensatory Arrangements

On March 28, 2013, Ms. Gibbons was granted 2,000,000 shares of the Company’s common stock, par value $0.001.  All such shares are “restricted” as such term is defined by the Securities Act of 1933.  The Company has not entered into any other compensatory agreements or plan with Ms. Gibbons.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description
99.1	Press release dated March 28, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNOVATIVE, INC

Date: April 8, 2013	By:	/s/ Seth M. Shaw
Seth M. Shaw
Chief Executive Officer